                                                                    EXHIBIT 99.1

                     AIG SunAmerica Life Assurance Company


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of AIG SunAmerica Life Assurance Company (the "Company") as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), I, Jay S. Wintrob, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /s/ Jay S. Wintrob
                                            -----------------------------
                                            Jay S. Wintrob
                                            Chief Executive Officer

Date:  August 14, 2002